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                                                                   EXHIBIT 10.55

                                SECOND AMENDMENT
                                     TO THE
                        COUNTRYWIDE FINANCIAL CORPORATION
                              ANNUAL INCENTIVE PLAN

WHEREAS, Countrywide Financial Corporation (the "Company") desires to amend the Countrywide Financial Corporation Annual Incentive Plan (the "Plan") to modify the amount of maximum Award that a Participant can receive for any Plan Year;

NOW, THEREFORE, the Plan is amended to read as follows February 11, 2003

         1.       Section 4.3, MAXIMUM AWARDS, is hereby amended by deleting
         Section 4.3 in its entirety and inserting in its place new Section 4.3 as follows:

         "4.3 MAXIMUM AWARDS. The maximum Award payable to a Participant for any plan year is eight million dollars ($8,000,000).

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized officer as of this 24th day of June, 2003.

                                              Countrywide Financial Corporation

                                              By: /s/  Thomas H. Boone
                                                  ------------------------------
                                                    Thomas H. Boone
Attest:                                                 Managing Director,
                                                    Chief Administrative Officer

/s/ Gerard A. Healy
------------------------------
Gerard A. Healy
Assistant Secretary